UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement  [ ]  Confidential, for use of the Commission
[X]  Definitive  Proxy  Statement        only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.1a-11(c)  or  240.1a-12

                          LIFE PARTNERS HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)

                      The Board of Directors of Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (check  the  appropriate  box):

[X]  No  fee  required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title  of  each  class  of  securities  to  which transaction  applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

[ ]  Fee  paid  previously  with  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  previously  paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:

LIFE PARTNERS HOLDINGS, INC  .   This Proxy Is Solicited on Behalf of  the Board
204  Woodhew                     of Directors
Waco,  Texas  76710              The undersigned hereby appoints  Brian D. Pardo
                                 and R. Scott Peden as Proxies,  each  with  the
                                 power  to  appoint  his  substitute, and hereby
                                 authorizes them to  represent  and  to vote, as
                                 designated  below,  all  the  shares  of common
                                 stock  of  Life  Partners  Holdings,  Inc. (the
                                 "Company") held of record by the undersigned on
                                 June 30,  2003,  at  the   Annual  Meeting   of
                                 Shareholders to be held on July 31, 2003, or any adjournment thereof.

1.  ELECTING OF DIRECTORS   FOR all nominees listed        WITHHOLD AUTHORITY
                            below (except as marked     to vote for all nominees
                            to the contrary  below)          listed  below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

        Brian D. Pardo, R. Scott Peden, Dwight L. Pierce, Tad Ballantyne,
                                Jacquelyn Davis

2. RATIFYING MURRELL, HALL, MCINTOSH & CO., PLLP, AS INDEPENDENT AUDITORS FOR 2004.

           FOR                           AGAINST                         ABSTAIN

3.  TRANSACTING  OTHER  BUSINESS  INCIDENTAL  TO  THE  MEETING.

           FOR                           AGAINST                         ABSTAIN

                          LIFE PARTNERS HOLDINGS, INC.

                                  204 Woodhew
                                Waco, Texas 76710
                            Telephone: 800-368-5569
                                Fax: 254-751-1025
                        Website: www.lifepartnersinc.com


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 31, 2003


To  the  Shareholders:

     Life Partners Holdings, Inc. ("We" or the "Company") will hold an Annual Meeting of Shareholders (the "Annual Meeting") on Thursday, July 31, 2003, at 11:00 a.m., CT, at our corporate offices, 204 Woodhew, Waco, Texas. The Shareholders will meet to consider:

     (1)  Electing  five  directors,  each  to  serve  for  a  term of one year;

     (2) Ratifying the selection of Murrell, Hall, McIntosh & Co., PLLP, as independent auditors of the Company for the year ending February 29, 2004; and

     (3)  Transacting  other  business  incident  to  the  Annual  Meeting.

     The record date for the Annual Meeting is June 30, 2003. Only Shareholders of record at the close of business on that date can vote at the Annual Meeting.

     We hope you will attend the Annual Meeting. If you do not plan to attend, please sign and return the enclosed proxy. To encourage the use of proxies, we have enclosed a self-addressed, postage-paid envelope for your use.

                                        Sincerely,

                                        /s/R.  Scott  Peden
                                        R.  Scott  Peden
                                        Secretary
June  30,  2003

                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 31, 2003

     Life Partners Holdings, Inc. ("Life Partners", the "Company" or "We") welcomes you to our Annual Meeting of Shareholders. Life Partners is the parent company of Life Partners, Inc. ("LPI"). LPI is the oldest and one of the largest viatical settlement companies in the United States. To supplement LPI's viatical business, we have also undertaken development of the market for senior life settlement transactions, which we believe will emerge as a market surpassing the viatical market. The annual report accompanying this Proxy Statement contains more about our business.

     We are furnishing this Proxy Statement to inform our Shareholders about the
upcoming  Annual  Meeting.   To  encourage  Shareholder  participation,  we  are
soliciting  proxies  to  be  used  at  the  Annual  Meeting.

     We are mailing this Proxy Statement and the accompanying proxy card to Shareholders beginning July 3, 2003.

General  Information

     Who Votes. If you hold shares as of the Record Date, June 30, 2003, you may vote at the Annual Meeting. On June 30, 2003, the Company had 9,484,875 shares of common stock outstanding. Each share is entitled to one vote.

     How to Vote. We will vote your shares for you if you send us a signed proxy before the Annual Meeting. You can tell us to vote for all, either, or none of the nominees for director. You can tell us to approve, disapprove, or abstain from voting on the other proposals or from transacting incidental business at the Annual Meeting. We have provided information about the director nominees and the other proposals in the following pages of this proxy statement.

     If you return a signed proxy, but do not tell us how you want to vote, we shall vote your shares "for" all director nominees and the other proposals.

     Canceling Your Proxy. You can cancel your proxy at any time before we vote your shares in any of three ways:

          (1)  by  giving  the  Secretary  a  written  cancellation;

          (2)  by  giving  a  later  signed  proxy;  or

          (3)  by  voting  in  person  at  the  Annual  Meeting.

     Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the director nominees for the positions to be filled (five positions) receiving the highest number of votes will be elected. To ratify the independent auditors, this proposal must receive a majority of the votes that could be cast at the Annual Meeting. If we transact any incidental business at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

     The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote for the proposal (usually because the brokers do not have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of a vote based on votes that could be cast. These broker proxies are referred to as "broker non-votes". Broker non-votes will have the effect of a vote "against" a proposal requiring a two-thirds vote of the shares outstanding and entitled to vote.

     Incidental Business. Proxies customarily ask for authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the matters set forth in the notice, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.

                                     ITEM 1
                              ELECTION OF DIRECTORS

     The Shareholders will elect five directors at this year's Annual Meeting. Each director will serve for a one-year term ending at the 2004 annual meeting or until he or she is succeeded by another qualified director who has been elected.

     We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date, and return the proxy form, but do not tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares for that other person.

     The five nominees for director are presently members of the Board of Directors.

                The Company recommends voting "For" the nominees.

Biographical  Information

     The following table sets forth the name and age of each director nominee and the year he or she became a director.

                             Director
      Name           Age      Since                     Position
      ----           ---     --------                   --------
Brian  D.  Pardo     60      2000           Chairman  of the Board, President and
                                            Chief Executive  Officer  of  Life
                                            Partners  Holdings,  Inc.

R.  Scott  Peden     39      2000           Director,  Secretary and General
                                            Counsel of Life  Partners  Holdings,
                                            Inc.  and  President  of  LPI

Dwight L. Pierce     56      2001           Director

Tad  Ballantyne      48      2001           Director

Jacquelyn  Davis     65      2002           Director

     The Director Nominees. The Board of Directors has nominated five candidates for election. If elected, these nominees will serve one-year terms. A brief summary of each director nominee's principal occupation, business affiliations and other information follows.

     Brian D. Pardo. Mr. Pardo is President and Chief Executive Officer of the Company, and Chief Executive Officer of LPI, our primary operating subsidiary. He has served as the CEO of LPI since its incorporation in 1991. Mr. Pardo is one of the pioneers of the viatical settlement and senior life settlement industries. He has been certified as an expert in the field of viatical settlements and has testified on that subject on numerous occasions. Mr. Pardo served our nation from 1964 through 1966 as a helicopter gunship pilot in Vietnam.

     R.  Scott  Peden.  Mr.  Peden  is  the General Counsel and Secretary of the
     Company and the President and Chief Operating Officer of LPI. Prior to 2000, Mr. Peden served as Vice President and General Counsel for LPI since its incorporation in 1991. Mr. Peden has been certified as an expert in the field of viatical settlements and has testified on that subject on many occasions. He designed the structure of the viatical settlement transaction that is widely used throughout the industry. He holds a Bachelor of Arts degree from Trinity University and a Juris Doctor from Baylor University School of Law.

     Dwight L. Pierce. Mr. Pierce has served as President of SunLease, Inc. and SunSave, Inc. since 1996. He has also served as President of Remington University, Southern Technical Colleges, and Oklahoma Junior College. Mr. Pierce holds a Bachelor of Arts degree from Harding College and a Juris Doctorate degree from the University of Arkansas at Little Rock.

     Tad Ballantyne. Mr. Ballantyne is an officer and director of several private companies including BR Industries, Inc, Hoopeston Foods, Inc, L.C. Thomsen Inc. and other companies engaged in manufacturing and processing industries as well as real estate acquisition and development. During 2003, Texas Steel Partners Inc., Texas-based steel foundry, filed for reorganization and was liquidated pursuant to a bankruptcy Chapter 7 conversion. Mr. Ballantyne was an officer and director and 50% shareholder of Texas Steel Partners. During the last 15 years, Mr. Ballantyne has been in the business of acquiring and operating troubled companies or assets being divested by public and private companies. He holds a Bachelor of Science degree in business management from the University of Wisconsin.

     Jacquelyn Davis. Mrs. Davis was elected to the Board in July 2002. She served as our Treasurer and Controller from 2000 until her retirement on May 31, 2002. Mrs. Davis also served as Controller for Life Partners, Inc. since its inception in September 1991. Mrs. Davis has had extensive accounting experience throughout her career. She served as full charge bookkeeper and liaison to the outside auditors of the Monnig's Department Store chain from 1958 to 1974 and as Vice-President of Grove Printing Co. from 1974 to 1986. From 1986 to 1991, she served as chief accounting officer and liaison to the outside auditors for ASK Corporation.

Other  Executive  Officers

     In addition to the executive officers who serve on the Board of Directors, we have the following executive officer:

     Michael T. Beste, age 46, serves as President of our Institutional Division and serves as the Company's primary contact with all institutional investors. Mr. Beste joined the Company in April 2001. Before his association with us, he served as Director of Finova Realty Capital in Dallas, Texas, where he worked with conduit lenders and equity investment firms to provide capital solutions for commercial real estate owners and developers. Mr. Beste has also worked in the area of commercial real estate financing and development for GMAC and served as President of the real estate finance and development firm of RWB Investments from 1991 to 1998. He holds a Bachelor of Science degree in business from Arizona State University.

Service  on  the  Board

     Board Meetings and Committees. During the most recent fiscal year, the Board met five times with all directors attending. Management also periodically conferred with directors between meetings regarding Company affairs.

     The Compensation Committee is currently composed of Mr. Ballantyne (Chair), Mr. Pierce and Ms. Davis. It met once during the most recent fiscal year with all members participating. It sets the compensation levels of the Chief Executive Officer and the President, establishes a general framework for the short-term incentive program and administers the Company's Omnibus Equity Compensation Plan. The Compensation Committee's report is set forth below.

     The Board of Directors has an Audit Committee and has appointed Mr. Pierce (Chair), Mr. Ballantyne and Ms. Davis to serve as its members. The Audit Committee met once during the last fiscal year with all members participating. The Audit Committee is primarily concerned with the effectiveness of the Company's financial audits by the independent auditors. Its duties include: (i) recommending the selection of independent auditors; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) reviewing the organization and scope of the Company's internal system of financial controls; (iv) reviewing the Company's financial reporting and the accounting standards and principles followed; and (v) examining other reports relating to the Company's compliance with insurance regulatory and licensing requirements. A copy of the Audit Committee charter was attached to the 2001 Proxy Statement.

     The Board has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

     Director Compensation. We compensate our directors who are not employed by the Company. The independent directors receive $500 per year and $250 per meeting. We also reimburse all ordinary and necessary expenses incurred in the conduct of our business.

                  OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS

Beneficial  Ownership  of  Directors,  Officers  and  Certain  Shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 2003, by (i) each director and nominee of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

      Name of Director, Executive Officer          Beneficial Ownership(1)
                                              -------------------------------
      or Shareholders Holding 5% or More,     Number of Shares        Percent
     ------------------------------------     ----------------        -------
Brian D. Pardo                                  5,430,080             57.2

Pardo  Family  Holdings,  Ltd.
204  Woodhew
Waco,  Texas  76710                             5,430,080             57.2

R. Scott Peden                                     54,097              *

Dwight L. Pierce                                        0              0

Tad Ballantyne                                          0              0

Jacquelyn Davis                                    75,000              *

Michael T. Beste                                    9,000              *

All  directors  and  named  executive
officers  as  a  group  (6  persons)            5,568,177           58.6

-----------------
*    Less than on percent.

(1) Shares of Common Stock that are not outstanding but that can be acquired by a person upon exercise of an option within 60 days are included in computing the percentage for such person, but are not included in computing the percentage for any other person. Disclosures regarding "beneficial ownership" are made as that term is defined under federal securities laws.

(2) Mr. Pardo is deemed to have beneficial ownership of the shares of Pardo Family Holdings, Ltd.

Executive  Compensation

     The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each executive officer (including officers of LPI) whose total annual salary and bonus exceeded $100,000 (the three are sometimes called the "named executive officers") for services performed in fiscal years ended February 28, 2003, 2002 and 2001.

Summary  Compensation  Table

                                                                   Long Term
                                                                     Compen-
                                                                     sation
                                       Annual Compensation           Awards
                                  --------------------------------   --------
                                                            Other                All Other
                                                            Annual                 Compen-
      Name and            Fiscal                            Compen-    Options     sation
   Principal Position      Year    Salary ($)    Bonus($)  sation(1)     (#)         ($)
   ------------------      ----  -------------  --------  ---------  -------   ---------
Brian D. Pardo             2003     450,000       1,084   51,007(2)       -           -
  Chief Executive Officer  2002     450,000         -0-   34,869(2)       -           -
                           2001     450,000         -0-        -          -           -

R. Scott Peden            2003      139,277      13,267        -          -           -
  President               2002       93,138         -0-        -          -           -
                          2001       92,000         -0-        -          -           -

Michael T. Beste          2003      124,999       1,125        -          -           -
  Director of
    Institutional         2002      125,250         -0-        -          -           -
  Division                2001      100,085      10,000        -          -           -

------------------------

(1) The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.
(2) These amounts represent Mr. Pardo's redemption of his accrued vacation benefits.

Stock Options Granted in the Last Fiscal Year; Stock Option Exercises and Values

     We granted no stock options to the named executive officers in fiscal 2003. The named executive officers did not exercise stock options in fiscal 2003 and no options were outstanding.

Compensation  and  Retirement  Committee  Report

     Composition. The Compensation Committee (the "Committee") is composed of three directors: Mr. Ballantyne (Chairman), Mr. Pierce and Ms. Davis.

     Compensation Approach. The Committee sets the compensation level of the President and CEO of the Company and makes recommendations regarding the compensation of the other executive officers. The Committee also sets a general framework for the short-term incentive program and administers the long-term incentive programs. It has adopted a set of guiding principles, which are designed to align executive compensation with management's execution of business strategies and initiatives as well as the achievement of long-term financial performance and growth in shareholder values. The principles are as follows:

     - The Company's salaries must reflect the contributions of each executive officer and the impact of those contributions on the business and financial success of the Company

     - The level of compensation should be competitive with the compensation paid to similarly skilled executives performing comparable functions within the Company's market area.

     - The Company provides incentive compensation from time to time to motivate personnel to achieve specific financial and operating goals.

     - The Company provides equity-based incentives for executive and senior officers and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as Shareholders as well as employees.

     Compensation is closely tied to performance and its impact on the growth in shareholder value. The primary components of executive compensation are base salary, short-term cash incentives and long-term equity incentives.

     Base Salary. The Company understands that base salaries must remain in a competitive range to attract and retain capable management. The Committee reviews these salary levels annually based on a subjective mix of the Company's performance, the executive's experience and contributions, and the levels of compensation received by similarly situated executives at comparable companies, and may increase the base salaries if the Committee deems an increase is warranted. The salaries of the other executive and senior officers are established by the CEO, who evaluates these salaries in relationship to their respective levels of responsibility and contributions to the Company and based on the other criteria described by the Committee in this report. The beliefs of the CEO and the Committee regarding base salary levels are based on their collective knowledge and not on formal compensation surveys. Annual adjustments are made to maintain base salaries at competitive levels and to maintain an equitable relationship between the base salaries of executive and senior officers and overall merit increases for the Company's other employees.

     Short-Term Incentive Compensation. The Company provides from time to time incentive compensation in the form of bonuses. For bonuses paid to the CEO, the Committee assesses incentives accorded comparable positions in other companies, the reporting of pre-tax profits for the year, the financial returns on equity and assets, and limitations on the size of the bonus in relationship to the executive's base salary. It analyzes the bonus amount in relationship to the Company's broader corporate performance, its targeted growth objectives, and its results of operations. It also analyzes the bonus amount for the CEO in relationship to the individual officer's responsibilities and his importance to the Company's operating strategy. For bonuses other than those paid to the CEO, he CEO applies similar criteria to establish bonus amounts for the other executive and senior officers. The Board has established an officers' bonus pool, from which bonuses are paid to operational officers based on quarterly earnings. The Company funds the bonus pool with one percent of its net income before taxes, subject to a cap equal to base salary. Bonus allocations to the participants are fixed by the pool plan and are not subjective. The CEO and Mr. Beste do not participate in the bonus pool.

     Long-Term Incentive Compensation. In January 2000, the Company adopted its Omnibus Equity Compensation Plan (the "Plan") to provide equity-based compensation to its management and the financial planners who compose the Company's viatical referral network. At the same time, it granted awards covering 932,772 shares of our common stock to employees and financial planners. All of these original options have been exercised and none are presently outstanding. In January 2001, the Company granted options covering an additional 147,000 shares to various employees. These options had an exercise price of $7.75 per share and expired in January 2003. In May 2001, the Company granted options covering 25,000 to a departing officer. These options expire in May 2004 and have an exercise price of $3.90 per share. The Company may make grants of options from time to time, although it does not expect that stock option grants will be a significant component of its compensation plan.

     Corporate Performance and Chief Executive Officer Compensation. Brian D. Pardo is the CEO of LPI, the principal operating subsidiary of the Company. LPI is the oldest and one of the largest viatical settlement companies in the United

States. We are also pursuing the market for senior life settlement transactions, which we believe will emerge as a market surpassing the viatical market. Mr.
Pardo  has  guided  LPI  since  its  inception and is one of the pioneers of the viatical settlement industry and is expected to play a similar role in the development of senior life settlements. Because of Mr. Pardo's unique contributions to the viatical and senior life settlement industries, his continued involvement with the Company is extremely important.

     In determining Mr. Pardo's compensation, the Committee considers Mr. Pardo's importance to the Company and its business strategy, including the development of the senior life settlement business. In addition, the Committee considers the Company's results of operations and financial condition and its performance in comparison to its competitors. Although the Committee was pleased with the Company's financial performance during the last fiscal year, at Mr. Pardo's request, it maintained his existing base salary. Mr. Pardo has elected not to participate in the officers' bonus pool. The Committee does not anticipate awarding Mr. Pardo equity-based compensation in light of his substantial beneficial holdings of the Company's Common Stock.

Dated:  June 27, 2003                              The Compensation Committee of
                                                    Life Partners Holdings, Inc.

                                                        Mr. Ballantyne, Chairman
                                                                      Mr. Pierce
                                                                       Ms. Davis

     As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

Certain  Transactions

     We contract with ESP Communications, Inc., a corporation owned by Brian D. Pardo's spouse, for post-settlement services. The services included periodic contact with viators and their health care providers through telephone calls and mailings, monthly checks of social security records to determine a viator's status, and with the independent escrow agent in the filing of death claims. ESP also provides facilities and various administrative personnel to us. Either party may cancel the agreement with a 30-day written notice. We currently pay ESP $7,500 on a semi-monthly basis for its services. For the years ended February 28, 2003 and 2002, we paid ESP approximately $120,000 and $115,000, respectively.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
     The Company is aware of the following filings and transactions that were not reported timely during the last completed fiscal year:

                               Number of            Number of
        Name                 Late Reports     Transactions Affected
     Michael Beste                 8                    22

                                     ITEM 2
                            RATIFICATION OF AUDITORS

Vote  on  the  Independent  Auditors

     The Board of Directors has appointed Murrell, Hall, McIntosh & Co., PLLP (formerly Gray & Northcutt, Inc.), independent certified public accountants, to audit the consolidated financial statements of the Company for the year ended February 29, 2004. The Company is advised that no member of Murrell Hall has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Ratification of the Board's appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting.

          The Board of Directors recommends voting "For" this proposal.

     If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from Murrell Hall is not expected to be present at the Annual Meeting. We have offered Murrell Hall the opportunity to make a statement. Murrell Hall has indicated that representatives will be available by telephone to respond to appropriate questions.

Audit  Report  of  the  Board  of  Directors

     The Audit Committee consists of Mr. Pierce, Mr. Ballantyne and Ms. Davis. Messrs. Pierce and Ballantyne are "independent" and "financially literate" as defined under the Nasdaq listing standards. The Nasdaq listing standards define an independent director generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq listing standards define "financially literate" as being able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement). Ms. Davis is not considered to be independent due to her service as Treasurer and Controller until May 2002. She has no other relationship, past or present that would prevent her from being independent. We believe she is financially literate as a result of her extensive accounting background.

     Functions. The Board has approved a charter for the Audit Committee, which was attached to the 2001 Proxy Statement. The Charter describes the Audit Committee's composition, its mission statement and principal functions, its responsibilities for review of financial statements and internal financial procedures and controls, and its relationships with the Board of Directors, the independent accountants and the Company's financial staff. The Audit Committee's responsibilities include the prior review of the Company's annual financial statements and substantiating the auditor's independence and their accountability to the Board of Directors and the Audit Committee. The Audit Committee believes that its Charter meets or exceeds the charter standards adopted by the Nasdaq.

     Actions Relating to the 2003 Financial Statements. The Audit Committee has taken the following actions with respect to the Company's audited financial statements as of and for the year ended February 28, 2003 (the "Financial Statements"):

     - The Committee has reviewed and discussed the audited financial statements with management;

     -  The  Committee  has  discussed with the independent auditors the matters
        required  to  be  discussed  by   SAS  61  (Communication   with   Audit
        Committees);

     - The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed  with  the auditors  the  auditors'  independence;  and

     - The Committee has recommended to the Board of Directors that the Financial Statements be included in the Company's annual report on Form 10-KSB, based upon its review and discussions with the independent auditors.

     Fees to Independent Auditors. The following table presents fees for the audits of our annual consolidated financial statements for the fiscal years ended February 28, 2002 and 2003, and for other services provided by Murrell Hall.

                                      2002        2003
                                    -------     -------
     Audit fees                     $33,313     $34,264

     Audit-related fees             $29,677     $45,646

     Tax fees                        $6,817      $7,037

     All Other Fees                  $5,940      $5,040

     The amounts for audit-related fees include generally the fees charged for reviewing our quarterly financial statements. The tax fees were primarily for tax return preparation and tax-related services. Amounts under "all other fees" principally relate to edgarization and SEC filing services. We incurred no billings for financial information systems design and implementation.

    The Audit Committee has authorized and ratified fees related to the electronic filing of various SEC reports. In addition, the auditors notify the Audit Committee of any request by management for non-audit services and the anticipated scope, purpose and cost of the services before performing such services.

     The Audit Committee has considered whether Murrell Hall's non-audit services are compatible with maintaining its independence as an auditor.

Dated:  June 30, 2003                             Mr. Dwight L. Pierce, Chairman
                                                              Mr. Tad Ballantyne
                                                          Ms.  Jacqueline  Davis


     As  permitted   by  SEC  rules,  the  foregoing  reporting  is  not  deemed
"soliciting material" or "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

Other  Matters  Coming  Before  the  Meeting

     As of the date of this Proxy Statement, the Company knows of no business to come before the Annual Meeting other than that referred to above. The Company's rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Shareholders in a proxy statement. As to other business, such as procedural matters that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its Shareholders.

Shareholder  Proposals  for  the  Next  Annual  Meeting

     Any Shareholder who wishes to present a proposal at the Company's 2004 Annual Meeting of Shareholders must deliver such proposal to the Secretary of the Company by April 30, 2004, for inclusion in the Company's proxy, notice of meeting, and proxy statement for the 2004 Annual Meeting.

Additional  Information

     The Company will bear the cost of soliciting proxies. Officers and regular employees of the Company may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
     The Company's Annual report on form 10-KSB, including the financial statements and schedules thereto, for the year ended February 28, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to any Shareholder upon request to Mr. R. Scott Peden, General Counsel, Life Partners Holdings, Inc., 204 Woodhew, Waco, Texas 76710. Shareholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.
                                        By Order of the Board of Directors

                                        /s/R. Scott Peden
                                        R. Scott Peden
                                        Secretary

June  30, 2003

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR THE RATIFICATION OF THE AUDITORS.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       DATED:____________________________,  2003

                                        ________________________________________
                                                     (Signature)

                                        ________________________________________
                                             (Signature  if  held  jointly)

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.